REVISED CONFIRMATION OF INTEREST RATE SWAP TERMINATION

Date:    September 25, 1996

To: JPS Automotive Products Corporation and JPS Automotive L.P., jointly and severally ("JPS Automotive")

Attn:    George Karpinski

Fax No.: 610-859-3032

From:    Citibank N.A., New York ("Citibank")

Fax No.: 416-841-7432

This will confirm our agreement to terminate the following transaction as of September 24, 1996. The confirmation amended, restates and supersedes any prior confirmation for this transaction.

Our transaction reference number:                    94G72/94B97

Original Maturity Date                               June 30, 1999

Notional Amount:                                     USD 150,000,000

A termination payment of USD 125,000 is due to Citibank on September 28, 1996.

Our payment instructions:

For the account of:                 Citibank, N.A., New York
                                    ABA No. 021000089
                                    DDA 00167679
                                    Financial Futures
                                    Reference No. 94G72/94B97

Upon receipt of the termination payment, all obligations of both parties with respect to this transaction will be terminated.

Please confirm that the terms set forth herein reflect our agreement by signing and returning this confirmation via fax (416-841-7432) at your earliest opportunity.

Thank you,

                                               Citibank, N.A., New York

                                               Signed: /s/ Adam Kulick

Accepted and confirmed as of the date first written:

JPS Automotive Products Corporation and JPS Automotive L.P., jointly and severally

Signed: /s/ M. Dale Anderson
Title:  Chief Financial Officer